Exhibit 99.1

Inhibikase Therapeutics Announces $10 Million Concurrent Registered Direct Offering

and Private Placement Priced At a Premium to Market Under Nasdaq Rules

BOSTON and ATLANTA, January 25, 2023 — Inhibikase Therapeutics, Inc. (Nasdaq: IKT) (“Inhibikase” or “Company”), a clinical-stage pharmaceutical company developing protein kinase inhibitor therapeutics to modify the course of Parkinson’s disease (“PD”), Parkinson’s-related disorders and other diseases of the Abelson Tyrosine Kinases, today announced that it has entered into definitive agreements for the issuance and sale of 6,744,187 of its shares of common stock (or common stock equivalents) at a purchase price of $0.86 per share (or common stock equivalent) in a registered direct offering. In a concurrent private placement, Inhibikase has also agreed to issue and sell 4,883,721 of its shares of common stock (or common stock equivalents), at the same purchase price as in the registered direct offering. In addition, the Company has agreed to issue in the offerings unregistered warrants to purchase up to an aggregate of 11,627,908 shares of common stock. The registered direct offering and the private placement were priced at a premium to market under Nasdaq rules. The offerings are expected to close on or about January 27, 2023, subject to the satisfaction of customary closing conditions.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offerings.

The warrants will have an exercise price $0.75 per share, will become exercisable immediately upon issuance and will have a term of five years from the date of issuance.

The aggregate gross proceeds to the Company from the concurrent offerings is expected to be approximately $10 million, before deducting the placement agent’s fees and other offering expenses payable by Inhibikase. The Company currently intends to use the net proceeds from the offerings for general corporate purposes, including clinical trials, product candidate development and manufacturing activities for product candidates, and to meet working capital needs.

The shares of common stock (or common stock equivalents) offered in the registered direct offering (but excluding the securities offered in the private placement and the shares of common stock underlying the unregistered warrants) are being offered and sold by the Company pursuant to a “shelf” registration statement on Form S-3 (Registration No. 333-262551), including a base prospectus, previously filed with the Securities and Exchange Commission (SEC) on February 7, 2022 and declared effective by the SEC on February 11, 2022. The offering of the shares of common stock (or common stock equivalents) to be issued in the registered direct offering are being made only by means of a prospectus supplement that forms a part of the registration statement. A final prospectus supplement and an accompanying base prospectus relating to the registered direct offering will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Electronic copies of the final prospectus supplement and accompanying base prospectus may also be obtained by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The offer and sale of the securities in the private placement and the unregistered warrants described above are being made in a transaction not involving a public offering and have not been registered under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated thereunder and, along with the shares of common stock underlying the unregistered warrants, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the securities in the private placement, the unregistered warrants and underlying shares of common stock may not be reoffered or resold in the United States except pursuant to an effective registration statement with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The Company has agreed to file an initial registration statement with the SEC covering the resale of the securities to be issued in the private placement no later than 10 days following the date of the agreement.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Inhibikase (www.inhibikase.com)

Inhibikase Therapeutics, Inc. (Nasdaq: IKT) is a clinical-stage pharmaceutical company developing therapeutics for Parkinson’s disease and related disorders. Inhibikase’s multi-therapeutic pipeline has a primary focus on neurodegeneration and its lead program IkT-148009, an Abelson Tyrosine Kinase (c-Abl) inhibitor, targets the treatment of Parkinson’s disease inside and outside the brain as well as other diseases that arise from Ableson Tyrosine Kinases. Its multi-therapeutic pipeline is pursuing Parkinson’s-related disorders of the brain and GI tract, orphan indications related to Parkinson’s disease such as Multiple System Atrophy, and drug delivery technologies for kinase inhibitors such as IkT-001Pro, a prodrug of the anticancer agent imatinib mesylate that the Company believes will provide a better patient experience with fewer on-dosing side-effects. The Company’s RAMP™ medicinal chemistry program has identified a number of follow-on compounds to IkT-148009 to be potentially applied to other cognitive and motor function diseases of the brain. Inhibikase is headquartered in Atlanta, Georgia with offices in Lexington, Massachusetts.

Social Media Disclaimer

Investors and others should note that the Company announces material financial information to investors using its investor relations website, press releases, SEC filings and public conference calls and webcasts. The Company intends to also use Twitter, Facebook, LinkedIn and YouTube as a means of disclosing information about the Company, its services and other matters and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions or the negative of these terms and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on Inhibikase’s current expectations and assumptions. Such statements are subject to certain risks and uncertainties, including, market and other conditions, which could cause Inhibikase’s actual results to differ materially from those anticipated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the completion of the offerings, the satisfaction of customary closing conditions related to the offerings, the intended use of net proceeds therefrom, the potential exercise of warrants, our ability to raise additional capital if needed, our ability to satisfactorily address the issues raised by the FDA in order to have the clinical hold on our IND for our program focused on Multiple System Atrophy (MSA) removed, our ability to successfully conduct clinical trials, our ability to maintain our Nasdaq listing as well as such other factors that are included in our periodic reports on Form 10-K and Form 10-Q and other reports that we file with the U.S. Securities and Exchange Commission. Any forward-looking statement in this release speaks only as of the date of this release. Inhibikase undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Inhibikase Therapeutics, Inc.

3350 Riverwood Parkway, Suite

1900

Atlanta, GA 30339

Contacts:

Company Contact:

Milton H. Werner, Ph.D.

President & CEO

678-392-3419

info@inhibikase.com

Investor Relations:

Alex Lobo

SternIR, Inc.

alex.lobo@sternir.com

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